PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET
7.	PROPERTY, PLANT AND EQUIPMENT, NET

	December 31, 2014			December 31, 2013
	Cost	Accumulated depreciation	Net book value	Cost	Accumulated depreciation	Net book value

Computer equipment	$1,430	$1,112	$318	$2,061	$1,521	$540

Office furnishings & equipment	1,030	804	226	1,019	717	302

Assembly & test equipment	11,849	8,921	2,928	9,751	7,833	1,918

Demonstration suite & tradeshow equipment	1,030	816	214	1,757	1,655	102

Leasehold improvements	1,571	150	1,421	835	658	177

Asset under construction	9,204	-	9,204	10,999	-	10,999
	$26,114	$11,803	$14,311	$26,422	$12,384	$14,038

During the years ended December 31, 2014, 2013 and 2012 depreciation of $1,601, $2,257 and $2,864 relating to the property, plant and equipment was charged to operations. As of December 31, 2014, there were no events or changes in circumstances, which would indicate an impairment of property, plant and equipment.

Assets under construction are primarily related to the development of the Company’s SYMBIS image guided robot.  The assets will be put into service when the final stages of product development are complete.

In September 2014, we completed construction of the Minnetonka R&D lab which has an estimated life longer than the remaining Minnetonka lease term. We are contractually required to dismantle the lab at the end of our lease. In accordance with FASB ASC 410-20, Asset Retirement Obligations, we recognized the fair value of a liability for an asset retirement obligation in the amount of $100. We capitalized that cost as part of the carrying amount of the research and development lab, which is depreciated on a straight-line basis over 8.5 years.